Note 22 - Sale of Credit Card Loan Receivables and Credit Card Issuing Business for QCBT	12 Months Ended
Dec. 31, 2012
Sale Of Credit Card Loan Receivables And Issuing Business [Text Block]
Note 22.                 Sale of Credit Card Loan Receivables and Credit Card Issuing Operations for QCBT

On January 31, 2013, QCBT entered into an agreement to sell its credit card loan receivables totaling approximately $10,180,000. This transaction closed on February 15, 2013 and resulted in a pre-tax gain, net of expenses, of approximately $435,000.  As a part of the agreement, QCBT also agreed to sell its credit card issuing operations to the purchaser.  The gain to be realized on this transaction is wholly dependent upon successful re-contracting of QCBT’s agent bank customer base with the purchaser.  The re-contracting period expires March 15, 2013 and the maximum pre-tax gain expected to be realized is approximately $440,000.